EXHIBIT 4.1
                                                                 -----------

                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OR DELAWARE
     NUMBER                                                    SHARES
                               [POWERIZE.COM LOGO]

                               POWERIZE.COM, INC.
                                SHARES OF COMMON
                                      STOCK



THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE CORPORATION (PAR VALUE $.0001)


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


                              [POWERIZE.COM, INC.
                                    DELAWARE
                                   1999 SEAL]

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this         day of            A.D. 1999.




________________________________              __________________________________
TED L. BAGHER, SECRETARY                      EDWIN R. ADDISON,
                                              CHIEF EXECUTIVE OFFICER



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      For Value received,                              hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE



________________________________________________________________________________
                                                                         Shares
represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                    Attorney to transfer the said stock
in the books of the within named Corporation with full power of substitution in the premises.



Dated,____________________              x_______________________________________
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT,
                                         OR ANY CHANGE WHATEVER


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